UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2004

LIBERTY STAR GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50071
(Commission File Number)

27-0019071
(IRS Employer Identification No.)

2766 N. Country Club Road, Tucson, Arizona 85716
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 520-721-1375

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

Dohan & Company P.A. CPAs (the "Former Accountant") was dismissed on September 13, 2004 as Liberty Star Gold Corp.'s independent auditors. Dohan & Company's audit reports as of December 31, 2003 and 2002 and for the two years then ended on Liberty Star Gold Corp.'s financial statements did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2003 and 2002, and in the subsequent interim period, there were no disagreements with Dohan & Company P.A. CPAs on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Dohan & Company P.A. CPAs would have caused Dohan & Company P.A. CPAs to make reference to the matter in their report. Liberty Star Gold Corp. has requested Dohan & Company P.A. CPAs to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 13,

2004 is filed as Exhibit 16 to this Form 8-K. Semple & Cooper, LLP was engaged on September 13, 2004 as Liberty Star Gold Corp.'s principal accountant to audit the financial statements of Liberty Star Gold Corp. The decision to change accountants was approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither Liberty Star Gold Corp. nor anyone on its behalf consulted with Semple & Cooper, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Liberty Star Gold Corp.'s consolidated financial statements, nor has Semple & Cooper, LLP provided to Liberty Star Gold Corp. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) of Regulation S-B with Liberty Star Gold Corp.'s former accountant.

Liberty Star Gold Corp. has requested Semple & Cooper, LLP review the disclosure in this report on Form 8-K and provided Semple & Cooper, LLP the opportunity to furnish Liberty Star Gold Corp. with a letter addressed to the Commission containing any new information, clarification of Liberty Star Gold Corp.'s expression of its views, or the respects in which Semple & Cooper, LLP does not agree with the statements made by Liberty Star Gold Corp. in this report. Semple & Cooper, LLP has advised Liberty Star Gold Corp. that no such letter need be issued.

Item 9.01 Financial Statements and Exhibits

(c) EXHIBITS

16.1 Letter from Dohan & Company P.A. CPAs regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR GOLD CORP.

/s/ Jon Young
Jon Young, Director

Date: September 13, 2004